SECURITIES AND EXCHANGE COMMISSION


                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


               Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



                                   July 21, 1999

               (Date of Report, date of earliest event reported)



                               TREMONT CORPORATION

             (Exact name of Registrant as specified in its charter)



                   Delaware               1-10126             76-0262791

               (State or other          (Commission         (IRS Employer
                jurisdiction of          File Number)        Identification
                incorporation)                               Number)
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            1999 Broadway, Suite 4300, Denver, CO              80202

           (Address of principal executive offices)         (Zip Code)



                                 (303) 296-5600

              (Registrant's telephone number, including area code)


                               Not Applicable

             (Former name or address, if changed since last report)

Item 5:   Other Events

     On July 21, 1999, the Registrant issued the press release attached hereto as Exhibit 99.1, which is incorporated herein by reference. The press release relates to an announcement by Registrant regarding Registrant's Third Quarter 1999 dividend.



Item 7:   Financial Statements, Pro Forma Financial Information and Exhibits

     (c)  Exhibits

Item            Exhibit List

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No.


          99.1           Press release dated July 21, 1999 issued by Registrant.



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              TREMONT CORPORATION
                              (Registrant)




                              By: /s/ Joan H. Prusse
                                    Assistant Secretary



Date: July 21, 1999


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